GOLDMAN SACHS TRUST

Goldman Sachs Multi Sector Fixed Income Funds

Class A, Class C, Institutional, Service, Investor, Class P, and Class R6 Shares
of the

Goldman Sachs Global Income Fund

(the “Fund”)

Supplement dated February 25, 2020 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated July 29, 2019, as supplemented to date

Effective immediately, Iain Lindsay no longer serves as a portfolio manager for the Fund. In addition, effective immediately, Hugh Briscoe serves as a portfolio manager for the Fund. Simon Dangoor continues to serve as a portfolio manager for the Fund.

Accordingly, effective immediately, the Fund’s disclosures are modified as follows:

All references to Mr. Lindsay in the Prospectuses, Summary Prospectus and SAI are deleted in their entirety.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Global Income Fund—Summary—Portfolio Management” section of the Prospectuses, as well as the “Portfolio Management” section of the Summary Prospectuses:

Portfolio Managers: Simon Dangoor, Managing Director, Head of Macro Rates Investing, has managed the Fund since 2019; and Hugh Briscoe, Managing Director, has managed the Fund since 2020.

The following row is added to the table in the “Fixed Income Portfolio Management Team” subsection of the “Service Providers—Fund Managers” section of the Prospectuses:

Hugh Briscoe Managing Director	Portfolio Manager— Global Income	Since 2020	Mr. Briscoe is a global fixed income portfolio manager with the Investment Adviser. He was previously a portfolio manager on GSAM’s Global Liquidity Management team, having joined in 2005.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

MSFI3TBDSTK 02-20